Second Quarter 2016

Statistical Supplement

unum GROUP

Unum Group
Statistical Supplement Second Quarter 2016

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015	12/31/2015	12/31/2014
Consolidated U.S. GAAP Results¹

Premium Income	$2,081.6	$2,017.5	$4,169.1	$4,023.8	$8,082.4	$7,797.2

Operating Revenue	$2,756.0	$2,702.9	$5,501.9	$5,365.6	$10,775.1	$10,508.4
Net Realized Investment Gain (Loss)	5.3	0.8	(15.2)	(14.5)	(43.8)	16.1

Revenue	$2,761.3	$2,703.7	$5,486.7	$5,351.1	$10,731.3	$10,524.5

Net Income	$236.8	$224.3	$447.4	$437.2	$867.1	$402.1
Net Income Per Common Share:
Basic	$1.00	$0.90	$1.88	$1.75	$3.51	$1.57
Assuming Dilution	$1.00	$0.90	$1.87	$1.74	$3.50	$1.57

Assets			$63,853.1	$61,680.9	$60,563.6	$62,422.5
Stockholders' Equity			$9,157.0	$8,515.7	$8,663.9	$8,521.9

Operating Return on Equity
Unum US	15.1%	12.7%	14.7%	13.1%	13.3%	13.3%
Unum UK	20.9%	19.1%	19.6%	17.1%	18.0%	18.3%
Colonial Life	17.4%	16.6%	17.6%	16.9%	16.6%	16.7%
Core Operating Segments	16.2%	14.2%	15.8%	14.3%	14.5%	14.5%
Consolidated	11.6%	11.2%	11.4%	11.3%	11.3%	11.3%

Traditional U.S. Life Insurance Companies' Statutory Results²
Net Gain from Operations, After Tax	$228.4	$161.2	$412.5	$318.9	$689.2	$623.9
Net Realized Investment Gain (Loss), After Tax	3.8	—	(13.7)	(0.8)	(35.5)	5.0

Net Income	$232.2	$161.2	$398.8	$318.1	$653.7	$628.9

Capital and Surplus			$3,495.0	$3,498.4	$3,470.3	$3,507.2

Weighted Average Risk-based Capital Ratio			~ 390%	~ 400%	~ 400%	~ 400%
1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America , The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, and Unum Insurance Company.

Unum Group Capital Metrics

	6/30/2016		6/30/2015		12/31/2015		12/31/2014
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Book Value
Total Stockholders' Equity, As Reported	$9,157.0	$38.96	$8,515.7	$34.53	$8,663.9	$35.96	$8,521.9	$33.78
Net Unrealized Gain on Securities	661.1	2.81	112.1	0.46	204.3	0.84	290.3	1.15
Net Gain on Cash Flow Hedges	343.6	1.46	391.7	1.59	378.0	1.57	391.0	1.55
Subtotal	8,152.3	34.69	8,011.9	32.48	8,081.6	33.55	7,840.6	31.08
Foreign Currency Translation Adjustment	(279.4)	(1.19)	(102.5)	(0.42)	(173.6)	(0.72)	(113.4)	(0.45)
Subtotal	8,431.7	35.88	8,114.4	32.90	8,255.2	34.27	7,954.0	31.53
Unrecognized Pension and Postretirement Benefit Costs	(385.5)	(1.64)	(397.9)	(1.61)	(392.6)	(1.63)	(401.5)	(1.59)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income	$8,817.2	$37.52	$8,512.3	$34.51	$8,647.8	$35.90	$8,355.5	$33.12

Dividends Paid	$89.4	$0.385	$83.5	$0.33	$174.2	$0.70	$159.4	$0.62

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015	12/31/2015	12/31/2014
Shares Repurchased (millions)	2.8	3.0	6.5	6.2	12.3	8.7
Cost of Shares Repurchased (millions)(1)	$100.1	$103.1	$200.1	$211.2	$426.7	$300.6
Price (UNM closing price on last trading day of period)			$31.79	$35.75	$33.29	$34.88

Leverage Ratio			29.8%	24.8%	25.5%	25.2%

Holding Company Cash and Marketable Securities			$600	$481	$475	$575

(1) Includes commissions of $0.1 million for the three month period ended June 30, 2016 and the six month periods ended June 30, 2016 and 2015, a de minimus amount for the three month period ended June 30, 2015, and $0.3 million and $0.1 million for the years ended December 31, 2015 and 2014, respectively.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident	A	A	A2	A
Unum Life of America	A	A	A2	A
Colonial Life & Accident	A	A	A2	A
Paul Revere Life	A	A	A2	A
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015	12/31/2015	12/31/2014
Revenue
Premium Income	$2,081.6	$2,017.5	$4,169.1	$4,023.8	$8,082.4	$7,797.2
Net Investment Income	623.3	630.7	1,229.7	1,232.7	2,481.2	2,492.2
Net Realized Investment Gain (Loss)	5.3	0.8	(15.2)	(14.5)	(43.8)	16.1
Other Income	51.1	54.7	103.1	109.1	211.5	219.0
Total Revenue	2,761.3	2,703.7	5,486.7	5,351.1	10,731.3	10,524.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,733.5	1,702.8	3,463.3	3,356.7	6,782.8	7,310.8
Commissions	255.0	244.6	514.9	501.5	996.3	935.3
Interest and Debt Expense - Non-recourse Debt	1.7	1.7	3.4	3.4	6.6	7.3
Interest and Debt Expense - All Other Debt	40.7	36.3	77.6	72.4	146.2	160.2
Deferral of Acquisition Costs	(146.7)	(140.7)	(299.2)	(285.7)	(569.7)	(524.0)
Amortization of Deferred Acquisition Costs	126.2	124.1	258.4	258.4	482.3	440.8
Other Expenses	410.7	415.1	823.9	821.6	1,648.5	1,652.1
Total Benefits and Expenses	2,421.1	2,383.9	4,842.3	4,728.3	9,493.0	9,982.5

Income Before Income Tax	340.2	319.8	644.4	622.8	1,238.3	542.0
Income Tax Expense	103.4	95.5	197.0	185.6	371.2	139.9

Net Income	$236.8	$224.3	$447.4	$437.2	$867.1	$402.1

Average Weighted Shares Outstanding
Basic	236.9	248.3	238.3	249.9	247.0	255.5
Assuming Dilution	237.3	249.2	238.6	250.7	247.9	256.7

Actual Number of Shares Outstanding			235.0	246.6	240.9	252.3

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2016	6/30/2015	% Change	6/30/2016	6/30/2015	% Change	12/31/2015	12/31/2014
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$48.3	$51.9	(6.9)%	$85.8	$89.2	(3.8)%	$239.7	$223.6
Group Short-term Disability	24.9	32.4	(23.1)	41.1	56.4	(27.1)	119.7	118.8
Group Life and AD&D	55.3	48.7	13.6	96.1	91.6	4.9	250.1	264.8
Subtotal	128.5	133.0	(3.4)	223.0	237.2	(6.0)	609.5	607.2
Supplemental and Voluntary
Individual Disability	14.6	13.0	12.3	31.3	25.3	23.7	67.5	56.8
Voluntary Benefits	44.8	39.3	14.0	170.7	171.2	(0.3)	262.6	238.1
Subtotal	59.4	52.3	13.6	202.0	196.5	2.8	330.1	294.9
Total Sales	$187.9	$185.3	1.4	$425.0	$433.7	(2.0)	$939.6	$902.1

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 lives)	$85.4	$94.8	(9.9)%	$143.6	$167.3	(14.2)%	$405.4	$401.7
Large Case Market	43.1	38.2	12.8	79.4	69.9	13.6	204.1	205.5
Subtotal	128.5	133.0	(3.4)	223.0	237.2	(6.0)	609.5	607.2
Supplemental and Voluntary	59.4	52.3	13.6	202.0	196.5	2.8	330.1	294.9
Total Sales	$187.9	$185.3	1.4	$425.0	$433.7	(2.0)	$939.6	$902.1

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Six Months Ended			Year Ended
(in millions of dollars)	6/30/2016	6/30/2015	% Change	6/30/2016	6/30/2015	% Change	12/31/2015	12/31/2014
Sales by Product
Group Long-term Disability	$14.6	$14.4	1.4%	$24.8	$25.0	(0.8)%	$53.4	$57.4
Group Life	5.4	4.7	14.9	10.1	10.2	(1.0)	25.7	23.8
Supplemental	3.0	1.4	114.3	6.5	2.0	N.M.	5.0	3.9
Total Sales	$23.0	$20.5	12.2	$41.4	$37.2	11.3	$84.1	$85.1

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	$11.3	$10.1	11.9%	$19.7	$17.0	15.9%	$44.3	$42.5
Large Case Market	8.7	9.0	(3.3)	15.2	18.2	(16.5)	34.8	38.7
Subtotal	20.0	19.1	4.7	34.9	35.2	(0.9)	79.1	81.2
Supplemental	3.0	1.4	114.3	6.5	2.0	N.M.	5.0	3.9
Total Sales	$23.0	$20.5	12.2	$41.4	$37.2	11.3	$84.1	$85.1

(in millions of pounds)
Sales by Product
Group Long-term Disability	£10.2	£9.4	8.5%	£17.3	£16.4	5.5%	£35.0	£35.1
Group Life	3.8	3.1	22.6	7.0	6.7	4.5	16.8	14.4
Supplemental	2.0	0.9	122.2	4.5	1.3	N.M.	3.3	2.4
Total Sales	£16.0	£13.4	19.4	£28.8	£24.4	18.0	£55.1	£51.9

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	£7.8	£6.6	18.2%	£13.7	£11.1	23.4%	£29.0	£25.8
Large Case Market	6.2	5.9	5.1	10.6	12.0	(11.7)	22.8	23.7
Subtotal	14.0	12.5	12.0	24.3	23.1	5.2	51.8	49.5
Supplemental	2.0	0.9	122.2	4.5	1.3	N.M.	3.3	2.4
Total Sales	£16.0	£13.4	19.4	£28.8	£24.4	18.0	£55.1	£51.9

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2016	6/30/2015	% Change	6/30/2016	6/30/2015	% Change	12/31/2015	12/31/2014
Sales by Product
Accident, Sickness, and Disability	$70.1	$60.4	16.1%	$128.4	$109.7	17.0%	$276.1	$260.7
Life	21.7	18.6	16.7	38.7	34.5	12.2	85.6	78.8
Cancer and Critical Illness	16.7	16.8	(0.6)	31.3	29.1	7.6	76.8	70.6
Total Sales	$108.5	$95.8	13.3	$198.4	$173.3	14.5	$438.5	$410.1

Sales by Market Sector
Commercial
Core Market (< 1,000 lives)	$71.3	$66.6	7.1%	$133.3	$122.3	9.0%	$290.8	$275.6
Large Case Market	12.1	9.9	22.2	22.3	17.2	29.7	54.2	53.2
Subtotal	83.4	76.5	9.0	155.6	139.5	11.5	345.0	328.8
Public Sector	25.1	19.3	30.1	42.8	33.8	26.6	93.5	81.3
Total Sales	$108.5	$95.8	13.3	$198.4	$173.3	14.5	$438.5	$410.1

5. 2

Unum Group Consolidated Balance Sheets

	June 30	December 31
	2016	2015
		As Adjusted
Assets
Investments
Fixed Maturity Securities	$45,862.0	$43,354.4
Mortgage Loans	1,941.3	1,883.6
Policy Loans	3,316.2	3,395.4
Other Long-term Investments	592.2	583.0
Short-term Investments	1,402.3	807.3
Total Investments	53,114.0	50,023.7

Other Assets
Cash and Bank Deposits	93.8	112.9
Accounts and Premiums Receivable	1,654.2	1,598.4
Reinsurance Recoverable	4,801.6	4,725.1
Accrued Investment Income	803.4	702.8
Deferred Acquisition Costs	2,023.7	2,008.5
Goodwill	226.7	230.9
Property and Equipment	510.9	523.9
Other Assets	624.8	637.4
Total Assets	$63,853.1	$60,563.6

Liabilities
Policy and Contract Benefits	$1,486.4	$1,484.6
Reserves for Future Policy and Contract Benefits	45,463.4	43,540.6
Unearned Premiums	457.5	384.2
Other Policyholders’ Funds	1,641.4	1,674.6
Income Tax Payable	29.6	6.0
Deferred Income Tax	315.8	91.8
Short-term Debt	350.7	352.0
Long-term Debt - Non-recourse	294.5	324.0
Long-term Debt - All Other	2,748.1	2,125.4
Payables for Collateral on Investments	450.2	415.4
Other Liabilities	1,458.5	1,501.1
Total Liabilities	54,696.1	51,899.7

Stockholders’ Equity
Common Stock	30.3	30.3
Additional Paid-in Capital	2,258.7	2,247.2
Accumulated Other Comprehensive Income	339.8	16.1
Retained Earnings	8,353.2	7,995.2
Treasury Stock	(1,825.0)	(1,624.9)
Total Stockholders’ Equity	9,157.0	8,663.9
Total Liabilities and Stockholders’ Equity	$63,853.1	$60,563.6

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2014	$1,096.5	$30.4	$774.4	$1,901.3
Capitalization	307.3	9.6	252.8	569.7
Amortization	(272.3)	(11.3)	(198.7)	(482.3)
Adjustment Related to Unrealized Investment Gains and Losses	4.9	—	16.5	21.4
Foreign Currency	—	(1.6)	—	(1.6)
Balances at December 31, 2015	1,136.4	27.1	845.0	2,008.5
Capitalization	163.6	4.0	131.6	299.2
Amortization	(149.7)	(5.1)	(103.6)	(258.4)
Adjustment Related to Unrealized Investment Gains and Losses	(0.7)	—	(22.4)	(23.1)
Foreign Currency	—	(2.5)	—	(2.5)
Balances at June 30, 2016	$1,149.6	$23.5	$850.6	$2,023.7

6. 1

Unum Group Balance Sheets by Segment - June 30, 2016

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,103.7	$2,410.1	$4,620.4	$16,134.2	$2,940.8	$2,776.4	$28,472.9	$2,789.7	$53,114.0
Deferred Acquisition Costs	85.0	70.7	993.9	1,149.6	23.5	850.6	—	—	2,023.7
Goodwill	—	—	187.6	187.6	39.1	—	—	—	226.7
All Other	455.0	138.7	245.7	839.4	321.8	247.2	6,086.9	993.4	8,488.7
Total Assets	$9,643.7	$2,619.5	$6,047.6	$18,310.8	$3,325.2	$3,874.2	$34,559.8	$3,783.1	$63,853.1

Liabilities
Reserves and Policyholder Benefits	$7,788.4	$1,718.3	$3,859.7	$13,366.4	$2,574.7	$2,299.8	$30,807.8	$—	$49,048.7
Debt	—	—	—	—	—	—	294.5	3,098.8	3,393.3
All Other	293.4	87.6	367.2	748.2	75.6	281.5	(46.1)	1,194.9	2,254.1
Total Liabilities	8,081.8	1,805.9	4,226.9	14,114.6	2,650.3	2,581.3	31,056.2	4,293.7	54,696.1

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,533.9	763.3	1,662.3	3,959.5	593.2	1,176.0	3,062.9	(639.3)	8,152.3
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	28.0	50.3	158.4	236.7	81.7	116.9	440.7	128.7	1,004.7
Total Allocated Stockholders' Equity	1,561.9	813.6	1,820.7	4,196.2	674.9	1,292.9	3,503.6	(510.6)	9,157.0

Total Liabilities and Allocated Stockholders' Equity	$9,643.7	$2,619.5	$6,047.6	$18,310.8	$3,325.2	$3,874.2	$34,559.8	$3,783.1	$63,853.1

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2015 - As Adjusted

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,761.1	$2,724.2	$4,119.8	$15,605.1	$3,131.2	$2,650.5	$27,005.7	$1,631.2	$50,023.7
Deferred Acquisition Costs	79.3	66.9	990.2	1,136.4	27.1	845.0	—	—	2,008.5
Goodwill	—	—	187.6	187.6	43.3	—	—	—	230.9
All Other	599.7	160.6	553.0	1,313.3	230.8	281.3	5,995.2	479.9	8,300.5
Total Assets	$9,440.1	$2,951.7	$5,850.6	$18,242.4	$3,432.4	$3,776.8	$33,000.9	$2,111.1	$60,563.6

Liabilities
Reserves and Policyholder Benefits	$7,575.1	$1,735.0	$3,704.8	$13,014.9	$2,649.5	$2,221.7	$29,197.9	$—	$47,084.0
Debt	—	—	—	—	—	—	332.5	2,468.9	2,801.4
All Other	370.0	131.6	371.4	873.0	71.2	258.6	(33.7)	845.2	2,014.3
Total Liabilities	7,945.1	1,866.6	4,076.2	13,887.9	2,720.7	2,480.3	29,496.7	3,314.1	51,899.7

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,488.9	1,070.3	1,689.9	4,249.1	652.9	1,239.9	3,164.0	(1,224.3)	8,081.6
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	6.1	14.8	84.5	105.4	58.8	56.6	340.2	21.3	582.3
Total Allocated Stockholders' Equity	1,495.0	1,085.1	1,774.4	4,354.5	711.7	1,296.5	3,504.2	(1,203.0)	8,663.9

Total Liabilities and Allocated Stockholders' Equity	$9,440.1	$2,951.7	$5,850.6	$18,242.4	$3,432.4	$3,776.8	$33,000.9	$2,111.1	$60,563.6

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "operating revenue" and "operating income" or "operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of net realized investment gains and losses and non-operating retirement-related gains or losses as specified in the following pages. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Six Months Ended
	6/30/2016	6/30/2015	% Change	6/30/2016	6/30/2015	% Change
Premium Income
Unum US	$1,299.4	$1,236.4	5.1%	$2,600.7	$2,466.6	5.4%
Unum UK	140.8	142.2	(1.0)	280.1	281.2	(0.4)
Colonial Life	351.4	335.9	4.6	702.6	668.1	5.2
Closed Block	290.0	303.0	(4.3)	585.7	607.9	(3.7)
	2,081.6	2,017.5	3.2	4,169.1	4,023.8	3.6
Net Investment Income
Unum US	207.7	215.7	(3.7)	415.1	430.7	(3.6)
Unum UK	34.0	38.6	(11.9)	60.8	62.1	(2.1)
Colonial Life	35.6	36.9	(3.5)	69.6	73.9	(5.8)
Closed Block	341.1	331.7	2.8	674.5	652.1	3.4
Corporate	4.9	7.8	(37.2)	9.7	13.9	(30.2)
	623.3	630.7	(1.2)	1,229.7	1,232.7	(0.2)
Other Income
Unum US	27.9	31.4	(11.1)	56.9	62.3	(8.7)
Unum UK	0.2	—	100.0	0.2	—	100.0
Colonial Life	0.3	—	100.0	0.6	—	100.0
Closed Block	21.4	22.8	(6.1)	43.8	46.0	(4.8)
Corporate	1.3	0.5	160.0	1.6	0.8	100.0
	51.1	54.7	(6.6)	103.1	109.1	(5.5)
Total Operating Revenue
Unum US	1,535.0	1,483.5	3.5	3,072.7	2,959.6	3.8
Unum UK	175.0	180.8	(3.2)	341.1	343.3	(0.6)
Colonial Life	387.3	372.8	3.9	772.8	742.0	4.2
Closed Block	652.5	657.5	(0.8)	1,304.0	1,306.0	(0.2)
Corporate	6.2	8.3	(25.3)	11.3	14.7	(23.1)
	$2,756.0	$2,702.9	2.0	$5,501.9	$5,365.6	2.5

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Six Months Ended
	6/30/2016	6/30/2015	% Change	6/30/2016	6/30/2015	% Change
Benefits and Expenses
Unum US	$1,307.8	$1,280.7	2.1%	$2,629.6	$2,542.5	3.4%
Unum UK	138.1	142.5	(3.1)	270.6	272.4	(0.7)
Colonial Life	309.4	295.2	4.8	617.5	586.8	5.2
Closed Block	619.9	620.9	(0.2)	1,237.7	1,242.7	(0.4)
Corporate	41.9	41.7	0.5	78.8	78.0	1.0
	2,417.1	2,381.0	1.5	4,834.2	4,722.4	2.4
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	227.2	202.8	12.0	443.1	417.1	6.2
Unum UK	36.9	38.3	(3.7)	70.5	70.9	(0.6)
Colonial Life	77.9	77.6	0.4	155.3	155.2	0.1
Closed Block	32.6	36.6	(10.9)	66.3	63.3	4.7
Corporate	(35.7)	(33.4)	(6.9)	(67.5)	(63.3)	(6.6)
	338.9	321.9	5.3	667.7	643.2	3.8
Income Tax Expense	103.2	99.3	3.9	205.2	195.8	4.8

Income Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	235.7	222.6	5.9	462.5	447.4	3.4

Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $1.5; $(2.9); $(5.4); $(8.2))	3.8	3.7	2.7	(9.8)	(6.3)	(55.6)

Non-operating Retirement-related Loss (net of tax benefit of ($1.3; $0.9; $2.8; $2.0)	(2.7)	(2.0)	(35.0)	(5.3)	(3.9)	(35.9)

Net Income	$236.8	$224.3	5.6	$447.4	$437.2	2.3

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Premium Income
Unum US	$1,299.4	$1,301.3	$1,251.6	$1,241.8	$1,236.4	$1,230.2	$1,186.8	$1,162.7	$1,157.7
Unum UK	140.8	139.3	150.4	144.6	142.2	139.0	148.9	152.6	154.0
Colonial Life	351.4	351.2	337.4	333.1	335.9	332.2	321.1	319.4	316.8
Closed Block	290.0	295.7	298.4	301.3	303.0	304.9	311.1	312.5	315.1
	2,081.6	2,087.5	2,037.8	2,020.8	2,017.5	2,006.3	1,967.9	1,947.2	1,943.6
Net Investment Income
Unum US	207.7	207.4	220.3	214.3	215.7	215.0	223.2	214.4	218.2
Unum UK	34.0	26.8	34.8	28.0	38.6	23.5	38.7	34.4	44.3
Colonial Life	35.6	34.0	35.6	35.9	36.9	37.0	37.6	35.5	35.8
Closed Block	341.1	333.4	340.4	327.5	331.7	320.4	323.0	317.2	325.8
Corporate	4.9	4.8	5.3	6.4	7.8	6.1	10.2	9.8	8.3
	623.3	606.4	636.4	612.1	630.7	602.0	632.7	611.3	632.4
Other Income
Unum US	27.9	29.0	28.8	28.1	31.4	30.9	30.7	30.2	30.3
Unum UK	0.2	—	—	—	—	—	(0.1)	—	0.2
Colonial Life	0.3	0.3	—	0.1	—	—	—	0.1	0.1
Closed Block	21.4	22.4	21.8	21.5	22.8	23.2	22.3	23.4	24.5
Corporate	1.3	0.3	0.3	1.8	0.5	0.3	2.8	0.9	(0.2)
	51.1	52.0	50.9	51.5	54.7	54.4	55.7	54.6	54.9
Total Operating Revenue
Unum US	1,535.0	1,537.7	1,500.7	1,484.2	1,483.5	1,476.1	1,440.7	1,407.3	1,406.2
Unum UK	175.0	166.1	185.2	172.6	180.8	162.5	187.5	187.0	198.5
Colonial Life	387.3	385.5	373.0	369.1	372.8	369.2	358.7	355.0	352.7
Closed Block	652.5	651.5	660.6	650.3	657.5	648.5	656.4	653.1	665.4
Corporate	6.2	5.1	5.6	8.2	8.3	6.4	13.0	10.7	8.1
	$2,756.0	$2,745.9	$2,725.1	$2,684.4	$2,702.9	$2,662.7	$2,656.3	$2,613.1	$2,630.9

Unum Group Quarterly Historical Financial Results by Segment - Continued

	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Benefits and Expenses
Unum US	$1,307.8	$1,321.8	$1,286.5	$1,265.5	$1,280.7	$1,261.8	$1,231.2	$1,195.2	$1,190.4
Unum UK	138.1	132.5	148.2	139.9	142.5	129.9	149.3	153.5	158.9
Colonial Life	309.4	308.1	295.4	292.8	295.2	291.6	284.7	284.0	277.8
Closed Block	619.9	617.8	632.5	622.6	620.9	621.8	1,325.2	627.4	628.8
Corporate	41.9	36.9	40.2	35.1	41.7	36.3	37.4	35.8	49.7
	2,417.1	2,417.1	2,402.8	2,355.9	2,381.0	2,341.4	3,027.8	2,295.9	2,305.6
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	227.2	215.9	214.2	218.7	202.8	214.3	209.5	212.1	215.8
Unum UK	36.9	33.6	37.0	32.7	38.3	32.6	38.2	33.5	39.6
Colonial Life	77.9	77.4	77.6	76.3	77.6	77.6	74.0	71.0	74.9
Closed Block	32.6	33.7	28.1	27.7	36.6	26.7	(668.8)	25.7	36.6
Corporate	(35.7)	(31.8)	(34.6)	(26.9)	(33.4)	(29.9)	(24.4)	(25.1)	(41.6)
	338.9	328.8	322.3	328.5	321.9	321.3	(371.5)	317.2	325.3
Income Tax Expense (Benefit)	103.2	102.0	91.7	105.5	99.3	96.5	(143.4)	98.1	104.0

Income (Loss) Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	235.7	226.8	230.6	223.0	222.6	224.8	(228.1)	219.1	221.3

Net Realized Investment Gain (Loss)	5.3	(20.5)	(2.7)	(26.6)	0.8	(15.3)	(17.3)	1.2	25.9
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	1.5	(6.9)	(0.2)	(9.3)	(2.9)	(5.3)	(6.1)	0.3	6.9

Non-operating Retirement-related Loss	(4.0)	(4.1)	(3.0)	(3.0)	(2.9)	(3.0)	(65.8)	(1.4)	(1.4)
Tax Benefit on Non-operating Retirement-related Loss	(1.3)	(1.5)	(1.0)	(1.1)	(0.9)	(1.1)	(22.9)	(0.5)	(0.5)

Net Income (Loss)	$236.8	$210.6	$226.1	$203.8	$224.3	$212.9	$(282.2)	$219.1	$239.4

Net Income (Loss) Per Common Share - Assuming Dilution	$1.00	$0.88	$0.93	$0.83	$0.90	$0.84	$(1.12)	$0.86	$0.93

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income	$1,299.4	$1,236.4	$2,600.7	$2,466.6	$4,960.0	$4,659.7
Net Investment Income	207.7	215.7	415.1	430.7	865.3	878.9
Other Income	27.9	31.4	56.9	62.3	119.2	122.1
Total	1,535.0	1,483.5	3,072.7	2,959.6	5,944.5	5,660.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	898.4	879.8	1,800.6	1,719.7	3,476.7	3,288.1
Commissions	145.4	138.5	294.4	284.4	562.2	528.7
Deferral of Acquisition Costs	(78.7)	(76.5)	(163.6)	(156.6)	(307.3)	(292.7)
Amortization of Deferred Acquisition Costs	71.2	68.0	149.7	151.4	272.3	248.1
Other Expenses	271.5	270.9	548.5	543.6	1,090.6	1,043.6
Total	1,307.8	1,280.7	2,629.6	2,542.5	5,094.5	4,815.8

Operating Income	$227.2	$202.8	$443.1	$417.1	$850.0	$844.9

Operating Ratios (% of Premium Income):
Benefit Ratio	69.1%	71.2%	69.2%	69.7%	70.1%	70.6%
Other Expense Ratio	20.9%	21.9%	21.1%	22.0%	22.0%	22.4%
Operating Income Ratio	17.5%	16.4%	17.0%	16.9%	17.1%	18.1%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	$432.9	$409.4	$863.5	$814.7	$1,644.7	$1,553.5
Group Short-term Disability	156.2	151.6	313.7	299.3	607.4	558.1
Total Premium Income	589.1	561.0	1,177.2	1,114.0	2,252.1	2,111.6
Net Investment Income	119.8	125.2	240.6	250.2	496.5	515.9
Other Income	22.5	24.8	45.4	48.4	92.9	91.0
Total	731.4	711.0	1,463.2	1,412.6	2,841.5	2,718.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	471.2	467.8	945.5	910.8	1,834.0	1,746.4
Commissions	44.9	42.0	90.1	86.5	172.2	161.2
Deferral of Acquisition Costs	(11.3)	(11.2)	(23.7)	(21.5)	(43.2)	(40.2)
Amortization of Deferred Acquisition Costs	8.9	8.5	18.0	16.8	33.7	26.3
Other Expenses	143.3	142.7	288.5	284.5	572.4	550.0
Total	657.0	649.8	1,318.4	1,277.1	2,569.1	2,443.7

Operating Income	$74.4	$61.2	$144.8	$135.5	$272.4	$274.8

Operating Ratios (% of Premium Income):
Benefit Ratio	80.0%	83.4%	80.3%	81.8%	81.4%	82.7%
Other Expense Ratio	24.3%	25.4%	24.5%	25.5%	25.4%	26.0%
Operating Income Ratio	12.6%	10.9%	12.3%	12.2%	12.1%	13.0%

Persistency:
Group Long-term Disability			90.3%	91.4%	92.1%	90.6%
Group Short-term Disability			87.0%	86.4%	88.1%	89.6%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Life	$348.7	$336.0	$700.2	$671.0	$1,347.4	$1,262.3
Accidental Death & Dismemberment	34.9	33.3	69.5	65.9	131.7	125.9
Total Premium Income	383.6	369.3	769.7	736.9	1,479.1	1,388.2
Net Investment Income	28.9	33.8	57.4	67.3	135.1	135.2
Other Income	1.2	0.7	2.2	1.0	2.1	1.4
Total	413.7	403.8	829.3	805.2	1,616.3	1,524.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	274.4	269.9	550.3	530.7	1,061.6	975.8
Commissions	31.0	30.2	63.3	60.5	121.2	113.3
Deferral of Acquisition Costs	(8.7)	(8.8)	(18.5)	(16.8)	(33.3)	(31.3)
Amortization of Deferred Acquisition Costs	7.2	6.6	14.7	13.1	26.2	21.4
Other Expenses	52.9	53.4	107.2	107.3	215.7	205.2
Total	356.8	351.3	717.0	694.8	1,391.4	1,284.4

Operating Income	$56.9	$52.5	$112.3	$110.4	$224.9	$240.4

Operating Ratios (% of Premium Income):
Benefit Ratio	71.5%	73.1%	71.5%	72.0%	71.8%	70.3%
Other Expense Ratio	13.8%	14.5%	13.9%	14.6%	14.6%	14.8%
Operating Income Ratio	14.8%	14.2%	14.6%	15.0%	15.2%	17.3%

Persistency:
Group Life			90.0%	88.0%	89.2%	90.8%
Accidental Death & Dismemberment			89.4%	88.7%	89.8%	91.1%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Individual Disability	$124.9	$118.4	$248.8	$236.3	$478.9	$466.1
Voluntary Benefits	201.8	187.7	405.0	379.4	749.9	693.8
Total Premium Income	326.7	306.1	653.8	615.7	1,228.8	1,159.9
Net Investment Income	59.0	56.7	117.1	113.2	233.7	227.8
Other Income	4.2	5.9	9.3	12.9	24.2	29.7
Total	389.9	368.7	780.2	741.8	1,486.7	1,417.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	152.8	142.1	304.8	278.2	581.1	565.9
Commissions	69.5	66.3	141.0	137.4	268.8	254.2
Deferral of Acquisition Costs	(58.7)	(56.5)	(121.4)	(118.3)	(230.8)	(221.2)
Amortization of Deferred Acquisition Costs	55.1	52.9	117.0	121.5	212.4	200.4
Other Expenses	75.3	74.8	152.8	151.8	302.5	288.4
Total	294.0	279.6	594.2	570.6	1,134.0	1,087.7

Operating Income	$95.9	$89.1	$186.0	$171.2	$352.7	$329.7

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	53.8%	51.7%	52.4%	50.3%	51.8%	51.6%
Voluntary Benefits	42.4%	43.1%	43.1%	42.0%	44.4%	46.9%
Other Expense Ratio	23.0%	24.4%	23.4%	24.7%	24.6%	24.9%
Operating Income Ratio	29.4%	29.1%	28.4%	27.8%	28.7%	28.4%

Persistency:
Individual Disability			91.3%	90.4%	90.3%	90.0%
Voluntary Benefits			76.7%	75.2%	75.9%	77.6%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	$95.5	$99.4	$188.6	$195.9	$397.4	$418.9
Group Life	27.3	30.4	56.0	60.9	121.5	133.2
Supplemental	18.0	12.4	35.5	24.4	57.3	55.1
Total Premium Income	140.8	142.2	280.1	281.2	576.2	607.2
Net Investment Income	34.0	38.6	60.8	62.1	124.9	151.0
Other Income	0.2	—	0.2	—	—	—
Total	175.0	180.8	341.1	343.3	701.1	758.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	98.8	100.6	193.5	191.5	394.8	431.0
Commissions	9.7	10.3	18.7	22.3	41.8	42.8
Deferral of Acquisition Costs	(2.0)	(2.6)	(4.0)	(4.6)	(9.6)	(10.5)
Amortization of Deferred Acquisition Costs	2.4	2.8	5.1	5.6	11.3	12.5
Other Expenses	29.2	31.4	57.3	57.6	122.2	134.6
Total	138.1	142.5	270.6	272.4	560.5	610.4

Operating Income	$36.9	$38.3	$70.5	$70.9	$140.6	$147.8

Unum Group Financial Results for Unum UK Segment - Continued

	Three Months Ended		Six Months Ended		Year Ended
(in millions of pounds, except exchange rate)	6/30/2016	6/30/2015	6/30/2016	6/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	£66.6	£64.8	£131.6	£128.5	£259.9	£254.4
Group Life	18.9	19.7	39.0	39.9	79.5	80.8
Supplemental	12.6	8.3	24.8	16.1	37.5	33.4
Total Premium Income	98.1	92.8	195.4	184.5	376.9	368.6
Net Investment Income	23.7	25.2	42.4	40.6	81.6	91.6
Other Income	0.1	(0.1)	0.1	—	—	0.1
Total	121.9	117.9	237.9	225.1	458.5	460.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	68.8	65.6	134.9	125.5	258.1	261.4
Commissions	6.8	6.8	13.0	14.7	27.4	26.0
Deferral of Acquisition Costs	(1.4)	(1.7)	(2.8)	(3.0)	(6.3)	(6.4)
Amortization of Deferred Acquisition Costs	1.7	1.9	3.6	3.7	7.4	7.6
Other Expenses	20.3	20.3	40.0	37.7	79.9	81.9
Total	96.2	92.9	188.7	178.6	366.5	370.5

Operating Income	£25.7	£25.0	£49.2	£46.5	£92.0	£89.8

Weighted Average Pound/Dollar Exchange Rate	1.436	1.532	1.433	1.525	1.528	1.646

Operating Ratios (% of Premium Income):
Benefit Ratio	70.1%	70.7%	69.0%	68.0%	68.5%	70.9%
Other Expense Ratio	20.7%	21.9%	20.5%	20.4%	21.2%	22.2%
Operating Income Ratio	26.2%	26.9%	25.2%	25.2%	24.4%	24.4%

Persistency:
Group Long-term Disability			87.8%	87.5%	89.2%	90.1%
Group Life			78.8%	79.9%	80.0%	76.0%
Supplemental			89.4%	87.9%	87.7%	86.6%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$205.9	$198.1	$411.5	$394.6	$789.0	$759.8
Life	67.7	63.3	135.4	125.6	252.4	231.8
Cancer and Critical Illness	77.8	74.5	155.7	147.9	297.2	282.1
Total Premium Income	351.4	335.9	702.6	668.1	1,338.6	1,273.7
Net Investment Income	35.6	36.9	69.6	73.9	145.4	145.5
Other Income	0.3	—	0.6	—	0.1	0.1
Total	387.3	372.8	772.8	742.0	1,484.1	1,419.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	179.7	169.3	358.6	339.7	683.0	660.6
Commissions	76.8	71.7	154.6	145.1	293.5	262.3
Deferral of Acquisition Costs	(66.0)	(61.6)	(131.6)	(124.5)	(252.8)	(220.8)
Amortization of Deferred Acquisition Costs	52.6	53.3	103.6	101.4	198.7	180.2
Other Expenses	66.3	62.5	132.3	125.1	252.6	238.0
Total	309.4	295.2	617.5	586.8	1,175.0	1,120.3

Operating Income	$77.9	$77.6	$155.3	$155.2	$309.1	$299.0

Operating Ratios (% of Premium Income):
Benefit Ratio	51.1%	50.4%	51.0%	50.8%	51.0%	51.9%
Other Expense Ratio	18.9%	18.6%	18.8%	18.7%	18.9%	18.7%
Operating Income Ratio	22.2%	23.1%	22.1%	23.2%	23.1%	23.5%

Persistency:
Accident, Sickness, and Disability			74.7%	75.4%	74.8%	75.5%
Life			84.5%	85.4%	84.9%	85.2%
Cancer and Critical Illness			81.8%	82.7%	81.2%	83.5%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Individual Disability	$130.5	$144.3	$264.1	$290.8	$572.4	$624.8
Long-term Care	158.9	158.2	320.6	316.4	633.5	630.9
All Other	0.6	0.5	1.0	0.7	1.7	0.9
Total Premium Income	290.0	303.0	585.7	607.9	1,207.6	1,256.6
Net Investment Income	341.1	331.7	674.5	652.1	1,320.0	1,281.5
Other Income	21.4	22.8	43.8	46.0	89.3	91.8
Total	652.5	657.5	1,304.0	1,306.0	2,616.9	2,629.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	556.6	553.1	1,110.6	1,105.8	2,228.3	2,931.1
Commissions	23.1	24.1	47.2	49.7	98.8	101.5
Interest and Debt Expense	1.7	1.7	3.4	3.4	6.6	7.3
Other Expenses	38.5	42.0	76.5	83.8	164.1	168.2
Total	619.9	620.9	1,237.7	1,242.7	2,497.8	3,208.1

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	32.6	36.6	66.3	63.3	119.1	(578.2)
Long-term Care Reserve Increase	—	—	—	—	—	698.2
Operating Income	$32.6	$36.6	$66.3	$63.3	$119.1	$120.0

Interest Adjusted Loss Ratios:
Individual Disability	84.3%	83.6%	84.1%	81.8%	82.8%	83.6%
Long-term Care	92.6%	83.4%	90.7%	85.4%	87.6%	196.6%
Long-term Care Excluding the Reserve Increase						85.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.3%	13.9%	13.1%	13.8%	13.6%	13.4%
Income (Loss) Ratio	11.2%	12.1%	11.3%	10.4%	9.9%	(46.0)%
Operating Income Ratio	11.2%	12.1%	11.3%	10.4%	9.9%	9.5%

Persistency:
Individual Disability			90.9%	91.1%	90.9%	91.3%
Long-term Care			94.8%	95.4%	95.7%	95.4%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015	12/31/2015	12/31/2014
Operating Revenue
Net Investment Income	$4.9	$7.8	$9.7	$13.9	$25.6	$35.3
Other Income	1.3	0.5	1.6	0.8	2.9	5.0
Total	6.2	8.3	11.3	14.7	28.5	40.3

Interest and Other Expenses	41.9	41.7	78.8	78.0	153.3	157.9

Operating Loss Including Costs Related to Early Retirement of Debt	(35.7)	(33.4)	(67.5)	(63.3)	(124.8)	(117.6)
Costs Related to Early Retirement of Debt	—	—	—	—	—	13.2
Operating Loss	$(35.7)	$(33.4)	$(67.5)	$(63.3)	$(124.8)	$(104.4)

Unum Group Reserves

	June 30, 2016
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,253.8	$622.0	29.3%	$6,875.8	$71.2	$6,804.6
Group Life and Accidental Death & Dismemberment	66.7	0.4	698.0	191.4	3.8	956.1	5.1	951.0
Individual Disability	549.1	3.1	1,263.9	131.1	6.0	1,944.1	108.0	1,836.1
Voluntary Benefits	1,456.0	8.1	49.2	52.9	0.4	1,558.1	28.4	1,529.7
Unum US Segment	2,071.8	11.6	8,264.9	997.4	39.5	11,334.1	212.7	11,121.4

Unum UK Segment	18.8	0.1	1,858.8	115.5	8.4	1,993.1	89.5	1,903.6

Colonial Life Segment	1,812.1	10.1	276.8	132.8	1.7	2,221.7	7.7	2,214.0

Individual Disability	562.7	3.1	9,807.7	268.4	42.9	10,638.8	1,590.3	9,048.5
Long-term Care	7,635.2	42.7	1,298.1	129.5	6.1	9,062.8	42.8	9,020.0
Other	5,792.2	32.4	196.3	132.2	1.4	6,120.7	4,980.8	1,139.9
Closed Block Segment	13,990.1	78.2	11,302.1	530.1	50.4	25,822.3	6,613.9	19,208.4

Subtotal	$17,892.8	100.0%	$21,702.6	$1,775.8	100.0%	41,371.2	6,923.8	34,447.4

Adjustment Related to Unrealized Investment Gains and Losses						5,578.6	366.0	5,212.6

Consolidated						$46,949.8	$7,289.8	$39,660.0

The increase in the adjustment related to unrealized investment gains and losses, relative to year-end 2015, was due primarily to a decrease in U.S. Treasury rates and credit spreads. This adjustment is applied to our reserves and is consistent with a similar adjustment to our invested assets.

Unum Group Reserves

	December 31, 2015
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$6,347.0	$597.2	29.2%	$6,944.2	$66.3	$6,877.9
Group Life and Accidental Death & Dismemberment	68.3	0.4	725.9	186.8	3.8	981.0	4.8	976.2
Individual Disability	552.9	3.1	1,238.2	130.8	5.8	1,921.9	109.9	1,812.0
Voluntary Benefits	1,434.4	8.1	48.9	48.5	0.4	1,531.8	28.6	1,503.2
Unum US Segment	2,055.6	11.6	8,360.0	963.3	39.2	11,378.9	209.6	11,169.3

Unum UK Segment	21.0	0.1	2,053.6	135.0	9.2	2,209.6	101.2	2,108.4

Colonial Life Segment	1,760.0	10.0	276.5	132.2	1.7	2,168.7	8.1	2,160.6

Individual Disability	620.0	3.5	9,922.8	259.2	42.8	10,802.0	1,568.5	9,233.5
Long-term Care	7,383.3	41.9	1,225.4	123.4	5.7	8,732.1	42.5	8,689.6
Other	5,810.8	32.9	204.2	140.5	1.4	6,155.5	4,991.0	1,164.5
Closed Block Segment	13,814.1	78.3	11,352.4	523.1	49.9	25,689.6	6,602.0	19,087.6

Subtotal	$17,650.7	100.0%	$22,042.5	$1,753.6	100.0%	41,446.8	6,920.9	34,525.9

Adjustment Related to Unrealized Investment Gains and Losses						3,578.4	263.2	3,315.2

Consolidated						$45,025.2	$7,184.1	$37,841.1

14. 1

Unum Group Investments

	6/30/2016			6/30/2016	12/31/2015
Fixed Maturity Securities (Fair Value)
Public	$29,565.8	64.5%	Selected Statistics
Asset-Backed Securities	91.4	0.2	Earned Book Yield	5.28%	5.40%
Residential Mortgage-Backed Securities (1)	2,252.3	4.9	Average Duration (in years)	7.64	7.54
Commercial Mortgage-Backed Securities	131.5	0.3
Private Placements	5,398.4	11.8
High Yield	3,534.8	7.7
Government Securities	2,549.9	5.5
Municipal Securities (2)	2,290.8	5.0
Redeemable Preferred Stocks	47.1	0.1
Total	$45,862.0	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	9.2%	9.1%	Total Non-Current Investments	$36.6	$36.8
Aa	7.7	8.4	Total Schedule BA Assets	$468.3	$443.5
A	28.3	29.8
Baa	45.8	45.0
Below Baa	9.0	7.7
Total	100.0%	100.0%

(1) Includes $16.3 million of high yield mortgage-backed securities.
(2) Includes $1.7 million of high yield taxable municipal securities.

Unum Group Investments at June 30, 2016

Fixed Maturity Securities - By Industry Classification - Unrealized Gain
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,508.9	$224.1	$338.8	$22.5	$2,170.1	$246.6
Capital Goods	4,234.3	579.8	155.2	6.5	4,079.1	586.3
Communications	3,096.5	465.4	207.4	18.0	2,889.1	483.4
Consumer Cyclical	1,604.5	198.9	32.4	0.6	1,572.1	199.5
Consumer Non-Cyclical	6,549.2	941.4	185.0	13.9	6,364.2	955.3
Energy	5,150.7	432.6	929.1	89.5	4,221.6	522.1
Financial Institutions	3,525.5	385.4	97.4	0.4	3,428.1	385.8
Mortgage/Asset-Backed	2,475.2	214.1	21.7	0.3	2,453.5	214.4
Sovereigns	1,011.1	205.9	—	—	1,011.1	205.9
Technology	1,602.6	107.2	175.1	10.7	1,427.5	117.9
Transportation	1,867.4	311.9	31.6	1.0	1,835.8	312.9
U.S. Government Agencies and Municipalities	3,829.6	757.8	7.3	0.1	3,822.3	757.9
Public Utilities	8,406.5	1,475.0	80.5	2.1	8,326.0	1,477.1
Total	$45,862.0	$6,299.5	$2,261.5	$165.6	$43,600.5	$6,465.1

Fixed Maturity Securities - Energy Classification - Unrealized Gain (Loss)
Midstream	$2,231.9	$136.2	$490.9	$22.9	$1,741.0	$159.1
Oil and Gas-Independent	1,508.4	109.2	285.9	44.3	1,222.5	153.5
Oil Field	174.0	(8.1)	122.4	19.9	51.6	11.8
Oil-Integrated	890.3	167.2	—	—	890.3	167.2
Oil-Refining	293.5	25.4	20.0	2.4	273.5	27.8
Other Energy	52.6	2.7	9.9	—	42.7	2.7
Total	$5,150.7	$432.6	$929.1	$89.5	$4,221.6	$522.1

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$109.0	$0.8		$195.1	$2.4
91 through 180 days	94.8	4.8		59.4	3.5
181 through 270 days	23.9	0.4		41.2	1.9
271 days to 1 year	89.5	2.7		263.6	23.4
Greater than 1 year	601.6	27.7		783.4	98.0
Total	$918.8	$36.4		$1,342.7	$129.2

15. 1

Appendix to Statistical Supplement

2016 Significant Items

•
We have entered into a definitive agreement to acquire H&J Capital, LLC, parent of Starmount Life Insurance Company and AlwaysCare Benefits (which collectively we refer to as Starmount) for a purchase price of $127 million plus net assets received. The transaction, which we anticipate will close by the end of the third quarter of 2016 subject to customary approvals and closing conditions, is not expected to materially impact our results of operations or financial position for 2016 or alter our share repurchase and common stock dividend strategy.

•
In January 2016, we adopted a Financial Accounting Standards Board (FASB) update that simplified the presentation of deferred debt issuance costs by requiring these costs to be presented in the balance sheet as a reduction of the carrying amount of the debt liability to which the deferred costs relate, rather than classifying the deferred costs as an asset. This classification is consistent with the treatment of debt discounts. We applied the amendments in the update retrospectively, adjusting all prior period balance sheets and related metrics throughout this document.

2015 Significant Items

•
In September 2015, we acquired 100 percent of the common shares and voting interests in National Dental Plan Limited and associated companies (National Dental) for a total cash purchase price of £35.9 million or $54.3 million. National Dental, a provider of dental insurance in the U.K. workplace, is reported in our Unum UK segment as part of our supplemental product line. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue or results of operations during 2015.

•
In January 2014, the FASB issued an update permitting entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit). We adopted this update effective January 1, 2015 and applied the amendments retrospectively, adjusting all prior period operating results, balance sheets, and related metrics throughout this document.

2014 Significant Items

•	Fourth quarter of 2014 reserve increase of $698.2 million before tax and $453.8 million after tax related to long-term care.

•	Fourth quarter of 2014 settlement loss of $64.4 million before tax and $41.9 million after tax related to a pension plan amendment.

•	Second quarter of 2014 costs related to early retirement of debt of $13.2 million before tax and $10.4 million after tax.

•	In December 2014, we retired 60 million shares of our treasury stock with an average total cost of $1,451.7 million.

16

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Consolidated operating revenue, which excludes realized investment gains or losses;

•	After-tax operating income or loss, which excludes realized investment gains or losses, non-operating retirement-related gains or losses, and certain other items, as applicable;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•	Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC; and

•	Book value per common share, which is calculated excluding AOCI.

Realized investment gains or losses; non-operating retirement-related gains or losses; unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	June 30	March 31	December 31	September 30	June 30	March 31	December 31	September 30	June 30
	2016		2015				2014
Total Revenue	$2,761.3	$2,725.4	$2,722.4	$2,657.8	$2,703.7	$2,647.4	$2,639.0	$2,614.3	$2,656.8
Excluding:
Net Realized Investment Gain (Loss)	5.3	(20.5)	(2.7)	(26.6)	0.8	(15.3)	(17.3)	1.2	25.9
Operating Revenue	$2,756.0	$2,745.9	$2,725.1	$2,684.4	$2,702.9	$2,662.7	$2,656.3	$2,613.1	$2,630.9

			Annualized
	After-Tax	Average	Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(1)	On Equity
Three Months Ended June 30, 2016
Unum US	$148.5	$3,945.8	15.1%
Unum UK	32.3	616.8	20.9%
Colonial Life	50.9	1,167.2	17.4%
Core Operating Segments	231.7	5,729.8	16.2%
Closed Block	21.8	2,998.2
Corporate	(17.8)	(586.8)
Total	$235.7	$8,141.2	11.6%

Three Months Ended June 30, 2015
Unum US	$132.9	$4,180.2	12.7%
Unum UK	30.3	635.6	19.1%
Colonial Life	50.4	1,211.9	16.6%
Core Operating Segments	213.6	6,027.7	14.2%
Closed Block	24.6	2,958.9
Corporate	(15.6)	(1,049.8)
Total	$222.6	$7,936.8	11.2%

(1)Excludes net unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.4.

16. 2

Reconciliation of Non-GAAP Measures - Continued

			Annualized
	After-Tax	Average	Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(2)	On Equity
Six Months Ended June 30, 2016
Unum US	$289.7	$3,937.9	14.7%
Unum UK	60.8	621.5	19.6%
Colonial Life	101.3	1,148.5	17.6%
Core Operating Segments	451.8	5,707.9	15.8%
Closed Block	44.4	2,992.3
Corporate	(33.7)	(583.2)
Total	$462.5	$8,117.0	11.4%

Six Months Ended June 30, 2015
Unum US	$273.3	$4,161.9	13.1%
Unum UK	55.7	652.8	17.1%
Colonial Life	100.9	1,197.3	16.9%
Core Operating Segments	429.9	6,012.0	14.3%
Closed Block	42.1	2,913.5
Corporate	(24.6)	(999.2)
Total	$447.4	$7,926.3	11.3%

(2)Excludes net unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.4. We updated our internal allocation formula used to determine allocated stockholders' equity for certain of our product lines within our operating segments, and, as a result, we are computing the average allocated equity for 2016 using internally allocated equity which was updated effective January 1, 2016. As a result, average equity for the six months ended June 30, 2016 for certain of our segments will not compute using the historical allocated equity at December 31, 2015. There was no impact on total allocated equity or total average allocated equity.

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average	Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(3)	On Equity
Year Ended December 31, 2015
Unum US	$557.5	$4,197.8	13.3%
Unum UK	116.9	650.6	18.0%
Colonial Life	201.1	1,209.4	16.6%
Core Operating Segments	875.5	6,057.8	14.5%
Closed Block	79.0	2,989.2
Corporate	(53.5)	(1,085.9)
Total	$901.0	$7,961.1	11.3%

Year Ended December 31, 2014
Unum US	$554.9	$4,157.4	13.3%
Unum UK	116.4	635.3	18.3%
Colonial Life	194.4	1,163.1	16.7%
Core Operating Segments	865.7	5,955.8	14.5%
Closed Block	79.2	2,756.3
Corporate	(45.8)	(737.8)
Total	$899.1	$7,974.3	11.3%

(3)Excludes net unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

	6/30/2016	3/31/2016	12/31/2015	6/30/2015	3/31/2015	12/31/2014	12/31/2013
Total Stockholders' Equity, As Reported	$9,157.0	$8,920.3	$8,663.9	$8,515.7	$8,687.9	$8,521.9	$8,639.9
Excluding:
Net Unrealized Gain on Securities	661.1	438.4	204.3	112.1	414.3	290.3	135.7
Net Gain on Cash Flow Hedges	343.6	351.8	378.0	391.7	411.9	391.0	396.3
Total Stockholders' Equity, as Adjusted	$8,152.3	$8,130.1	$8,081.6	$8,011.9	$7,861.7	$7,840.6	$8,107.9

	Three Months Ended	Six Months Ended	Twelve Months Ended	Three Months Ended	Six Months Ended	Twelve Months Ended
	6/30/2016		12/31/2015	6/30/2015		12/31/2014
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$8,141.2	$8,117.0	$7,961.1	$7,936.8	$7,926.3	$7,974.3

16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended June 30				Six Months Ended June 30
	2016		2015		2016		2015
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$236.8	$1.00	$224.3	$0.90	$447.4	$1.87	$437.2	$1.74
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $1.5; $(2.9); $(5.4); $(8.2))	3.8	0.02	3.7	0.02	(9.8)	(0.05)	(6.3)	(0.02)
Non-operating Retirement-related Loss (net of tax benefit of $1.3; $0.9; $2.8; $2.0)	(2.7)	(0.01)	(2.0)	(0.01)	(5.3)	(0.02)	(3.9)	(0.02)
After-tax Operating Income	$235.7	$0.99	$222.6	$0.89	$462.5	$1.94	$447.4	$1.78

	Year Ended December 31
	2015		2014
	(in millions)	per share *	(in millions)	per share *
Net Income	$867.1	$3.50	$402.1	$1.57
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $(17.7); $3.3)	(26.1)	(0.11)	12.8	0.05
Non-operating Retirement-related Loss (net of tax benefit of $4.1; $24.4)	(7.8)	(0.03)	(45.6)	(0.18)
Costs Related to Early Retirement of Debt (net of tax benefit of $-; $2.8)	—	—	(10.4)	(0.04)
Long-term Care Reserve Increase (net of tax benefit of $-; $244.4)	—	—	(453.8)	(1.77)
After-tax Operating Income	$901.0	$3.64	$899.1	$3.51

* Assuming Dilution

16. 5

	June 30		December 31
	2016	2015	2015	2014
		As Adjusted
Debt, As Reported	$3,393.3	$2,706.7	$2,801.4	$2,752.9
Excluding:
Non-recourse Debt	294.5	350.0	324.0	398.4
Debt, As Adjusted	$3,098.8	$2,356.7	$2,477.4	$2,354.5

Total Stockholders' Equity, As Reported	$9,157.0	$8,515.7	$8,663.9	$8,521.9
Excluding:
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	1,004.7	503.8	582.3	681.3
Northwind Capital	859.2	854.7	844.6	849.9
Equity, As Adjusted	7,293.1	7,157.2	7,237.0	6,990.7
Debt, As Adjusted	3,098.8	2,356.7	2,477.4	2,354.5
Total Capital, As Adjusted	$10,391.9	$9,513.9	$9,714.4	$9,345.2

Leverage Ratio	29.8%	24.8%	25.5%	25.2%

16. 6